UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2010

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Simmons First National Corporation (the "Company"), adopted an amendment to its Bylaws on Monday, September 20, 2010.  The amendment formally established the position of Lead Director and set the general duties for that position.  The Company had previously implemented the use of a Lead Director within its corporate governance structure but had not expressly created the position or established the duties of the Lead Director.  The text of the amendment is attached as Exhibit 3(ii).  A complete copy of the Company's Bylaws, as amended, will be filed as an Exhibit to the Company's next report on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                                           Description
3(ii)                      Text of amendment to Company's Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simmons First National Corporation
(Registrant)

September 23, 2010                                                           /s/ Robert A. Fehlman
(Date)                                                                   Robert A. Fehlman
  Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number                                           Exhibit
3(ii)                      Text of amendment to Company's Bylaws